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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D. C. 20549
                                             -------------------------

                                                     FORM T-1

                                             STATEMENT OF ELIGIBILITY
                                     UNDER THE TRUST INDENTURE ACT OF 1939 OF
                                    A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                    -------------------------------------------
                                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                                      A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                     ----------------------------------------

                                     JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                (Exact name of trustee as specified in its charter)

                                                                                              13-4994650
(State of incorporation                                                                 (I.R.S. employer
if not a national bank)                                                              identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                                                     43271
(Address of principal executive offices)                                                      (Zip Code)

                                                 Thomas F. Godfrey
                                   Vice President and Assistant General Counsel
                                     JPMorgan Chase Bank, National Association
                                        1 Chase Manhattan Plaza, 25th Floor
                                                New York, NY 10081
                                                Tel: (212) 552-2192
                             (Name, address and telephone number of agent for service)
                                   --------------------------------------------
                                        Southern California Edison Company
                                (Exact name of obligor as specified in its charter)

California                                                                                    95-1240335
 (State or other jurisdiction of                                                        (I.R.S. employer
incorporation or organization)                                                       identification No.)

2244 Walnut Grove Avenue
Rosemead, California                                                                               91770
(Address of principal executive offices)                                                      (Zip Code)

                                           Subordinated Debt Securities
                                        (Title of the indenture securities)

Page

                                                      GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a)  Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency, Washington, D.C.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

                                                        -2-

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1.  A copy of  the Articles of Association of  JPMorgan Chase Bank, N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2.  A copy of the Certificate of Authority of the Comptroller of the Currency for
the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No.
333-106575 which is incorporated by reference).

           3.  None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4.  A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5.  Not applicable.

           6.  The consent of the Trustee required by Section 321(b) of the Act.
(see Exhibit  6  to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           7.  A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           8.  Not applicable.

           9.  Not applicable.

                                                     SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee,  JPMorgan Chase Bank,
N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of December, 2004.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By  /s/ James M. Foley
                                                       ------------------------------------------------------------

                                                        -3-

                                                  Exhibit 7 to Form T-1

                                                    Bank Call Notice

                                                 RESERVE DISTRICT NO. 2
                                           CONSOLIDATED REPORT OF CONDITION OF

                                                   JPMorgan Chase Bank
                                      of 270 Park Avenue, New York, New York 10017
                                         and Foreign and Domestic Subsidiaries,
                                         a member of the Federal Reserve System,

                                     at the close of business September 30, 2004, in
                             accordance with a call made by the Federal Reserve Bank of this
                             District pursuant to the provisions of the Federal Reserve Act.

                                                                        Dollar Amounts
                     ASSETS                                              in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ..............................................................$  19,187
     Interest-bearing balances ......................................................   33,195
Securities:
Held to maturity securities..........................................................      121
Available for sale securities........................................................   53,698
Federal funds sold and securities purchased under
     agreements to resell ...........................................................
     Federal funds sold in domestic offices                                             33,011
     Securities purchased under agreements to resell                                    82,951
Loans and lease financing receivables:
     Loans and leases held for sale..................................................   17,558
     Loans and leases, net of unearned income     $171,323
     Less: Allowance for loan and lease losses       2,382
     Loans and leases, net of unearned income and
     allowance ....................................................................... 168,941
Trading Assets ....................................................................... 196,355
Premises and fixed assets (including capitalized leases)..............................   5,578
Other real estate owned ..............................................................     101
Investments in unconsolidated subsidiaries and
     associated companies.............................................................      94
Customers' liability to this bank on acceptances
     outstanding .....................................................................     391
Intangible assets
        Goodwill......................................................................   2,554
        Other Intangible assets.......................................................   5,411
Other assets .........................................................................  42,626

TOTAL ASSETS .........................................................................$661,772
                                                                                      ========

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                                                       LIABILITIES
Deposits
     In domestic offices ............................................................ $209,624
     Noninterest-bearing ..................................... $82,597
     Interest-bearing .........................................127,027
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .........................................................  120,503
     Noninterest-bearing.....................................  $ 7,003
     Interest-bearing .......................................  113,500

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                                        22,032
     Securities sold under agreements to repurchase                                     96,912
Trading liabilities ................................................................   107,450
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases).....................................     21,794
Bank's liability on acceptances executed and outstanding...........................        391
Subordinated notes and debentures .................................................     12,821
Other liabilities .................................................................     31,690
TOTAL LIABILITIES .................................................................    623,217
Minority Interest in consolidated subsidiaries.....................................        348

                                                     EQUITY CAPITAL

Perpetual preferred stock and related surplus......................................          0
Common stock ......................................................................      1,785
Surplus  (exclude all surplus related to preferred stock)..........................     16,954
Retained earnings..................................................................     20,050
Accumulated other comprehensive income.............................................       (582)
Other equity capital components....................................................          0
TOTAL EQUITY CAPITAL ..............................................................     38,207
                                                                                        ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                              $661,772
                                                                                      ========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the in-
structions issued by the appropriate Federal regulatory
authority and is true and correct.

                                    WILLIAM B. HARRISON, JR.        )
                                    JAMES DIMON                     )DIRECTORS
                                    LAWRENCE A. BOSSIDY             )